REPLACEMENT NOTE                   REVOLVING PROMISSORY NOTE
                        FOR BANK USE ONLY

Loan Type:     50        FDIC Code:     220     SIC:      3721     Class:
60     Officer:  A48      Tied To:  Customer #                    Line #
Name:     VANGUARD AIRLINES, INC.          Tax ID:      48-1149290


Address: 30 NORTH WEST ROME CIRCLE, TERMINAL B, GATE 30, MEZZANINE KCI AIRPORT
Maturity Date: January 30, 1997  City:      KANSAS CITY   State:       MO
Zip:      64153          Customer No. 0121595          Note No.:     03651
Initial Interest Rate:     8.250%       Variable

                    REVOLVING PROMISSORY NOTE
$5,000,000.00                                      August 7, 1996

FOR VALUE RECEIVED, the undersigned ("Borrower") unconditionally (and jointly and severally, if more than one) promise(s) to pay to the order of BANK IV,
National Association ("Bank"), at its principal offices in      Wichita
Kansas, the principal sum of Five Million And 00/100
DOLLARS ($5,000,000.00        ), or such lesser principal sum as may have been
advanced hereunder, in lawful money of the United States of America, together with interest from the date hereof on the unpaid principal balance hereunder, computed daily, at the RATE per annum indicated below and in accordance with the PAYMENT SCHEDULE indicated below:
The RATE shall be:
[  ]                Base Rate           %;   [ ] A fixed rate of      %;
[X]   (Other)     Prime Rate as published in the Wall Street Journal Plus   0%
Rate shall be adjusted as it changes.


After default, the RATE shall be              FIXED AT 18.00      % per annum.

A RATE based on the Base Rate of the Bank will change [ ] if this box is checked, each time and as of the date that the Base Rate of the Bank changes, without prior notice to Borrower or [ ] if this box is checked, as follows:
______________________________________________________________________________
The ________________ Base Rate means the fluctuating rate of interest established by the Bank from time to time and quoted or described by the Bank as such rate of interest, whether or not such rate shall be otherwise published. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

PAYMENT SCHEDULE
The principal amount of and interest upon this note shall be due and payable as follows:
A.   The entire principal amount advanced hereunder shall be due and payable
     [ ] on DEMAND, but in no event later than on ___________,  ________, or
     [X] on January 30,1997, (the "Maturity Date");
B.   Interest shall be paid:
     [X] monthly or [ ] quarterly or [ ] semi-annually commencing on
     August 30, 1996, and continuing on the same day of each successive month thereafter with a final payment of all unpaid interest at the Maturity Date; or
     [ ] at the Maturity Date; or
     [ ] (Other) ____________________________________________________________
     ________________________________________________________________________
     ________________________________________________________________________
     ________________________________________________________________________

From the date hereof until the Maturity Date, Borrower may borrow, repay without penalty or premium, and reborrow hereunder an aggregate principal amount at any one time outstanding up to but not to exceed the principal amount set forth above, provided, however, that each such borrowing, repayment, and reborrowing shall be in the sum of $___________________ or any higher integral multiple thereof. If any payment is not paid within 10 days after the date when due, Borrower shall pay to Bank a late charge, for the purpose of defraying Bank's expense in handling such late payment, in an amount equal to the lesser of $50.00 or 1/2 of 1% of the principal amount outstanding hereunder.

Collateral
Borrower hereby grants to the Bank a security interest in all deposit accounts of Borrower now or hereafter at the Bank.

[X] In addition, if this box is checked, this Note is secured by and is entitled to the benefits of the following collateral documents and any other collateral documents now or hereafter held by the Bank:

[ ]  Security Agreement(s) dated any date, including, without limitation:___.

[ ]  Pledge Agreement(s) dated any date, including, without limitation: ____.

[ ]  Real Estate Mortgage(s) dated any date, including, without limitation:
     _______________________________________________________________________.

[ ] Deposit Account Assignment(s) dated any date, including, without limitation: ___________________________________________________________.

[ ] Oil and Gas Mortgage and Security Agreement(s) dated any date, including, without limitation: ________________________________________.

[X] Other (describe) : Limited Guaranties (4) dated 7/30/96 and Amendment dated 8/7/96.

THE ADDITIONAL TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE OF THIS NOTE ARE A PART OF THIS NOTE.

______________________________________________________________________________
                                        Borrower's Initials:

ADDITIONAL TERMS AND CONDITIONS

1. Borrower and any co-maker and endorser hereof and any other party hereto and any guarantor hereof (collectively "Obligors") and each of them:
     (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforcement of this Note, or any endorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of the Note or waivers of any term hereof or release or discharge by Bank of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act, or failure to exercise any right or remedy on the part of the Bank shall in any way effect or impair the obligation of any Obligor or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any endorsement or guaranty of this Note, or under any document or instrument evidencing any security for the payment of this Note.

2. Upon the occurrence of any of the following events of default, this Note and any other obligation or liability of Borrower to the Bank shall, at the option of the Bank, become immediately due and payable: (1) default in the performance of any liability or obligation of Borrower or of any co-maker, endorser, guarantor or surety of any liability of Borrower to the Bank, including default in the payment of any part of the principal of or interest upon this Note as the same becomes due; (2) failure of Borrower promptly to furnish additional security when requested by the Bank to do so; (3) depreciation in value of the collateral or any additional thereto or substitutions therefor, or any part thereof, to the extent that this Note is not regarded by the Bank as properly secured; (4) determination by an officer of the Bank that the collateral has become unsatisfactory to the Bank; (6) determination by an officer of the Bank that a material adverse change has occurred in the financial condition of Borrower or of any co-maker, endorser, guarantor or surety thereof; (6) death, dissolution, termination of existence, insolvency, business failure, or appointment of, or application for the appointment of, a receiver of any part of the property of, service of any order of attachment, garnishment, or the existence or making or issuance of any tax lien or similar process on or with respect to any property of, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against, Borrower or any co-maker, endorser, guarantor or surety hereof; (7) any other event which causes the Bank, in good faith, to deem itself insecure.

3. If any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or if any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions shall in no way be affected, prejudiced or disturbed hereby.

4. The Bank shall, to the extent allowable by law, be entitled to recover reasonable attorneys' fees incurred in the collection of this Note.

5. No provision of this Note shall require the payment or permit the collecting of interest in excess of the maximum rate permitted by applicable law; and, if any sum is collected in excess of the applicable maximum rate it shall be construed as a mutual mistake of Borrower and Bank and such excess sum shall be credited to principal or, if this Note has been repaid in full, refunded to Borrower.

6. This Note is delivered in and shall be construed under the laws of the State of Kansas.

7. From time to time upon Bank's request, Borrower will furnish the Bank copies of the balance sheet of Borrower as of the end of each fiscal or calendar year or other applicable period and the statement of income and retained earnings of Borrower for such year or period, and such further information regarding the business, contingent liabilities, affairs, and financial condition of Borrower as the Bank may reasonably request.

     OTHER TERMS, IF ANY:
8.



















"Borrower"                                   "Borrower"

VANGUARD AIRLINES, INC.


By:  ___________________________________          By:_________________________
        William A. Garrett
         Vice President of Finance

"Borrower"                                   "Borrower"



By:  ___________________________________          By:_________________________